BUSINESS COMBINATIONS	12 Months Ended
Jan. 31, 2022
Business Combinations [Abstract]
BUSINESS COMBINATIONS	BUSINESS COMBINATIONS
On December 18, 2019, we completed the acquisition of two software companies under common control, WebintPro Ltd. and Deep Analytics Ltd. (collectively “WebintPro”), focused on multi source intelligence and fusion analytics.

The purchase price of $24.1 million consisted of (i) $18.8 million of combined cash paid at closing, funded by cash on hand, partially offset by $0.1 million of cash acquired, resulting in net cash consideration at closing of $18.7 million; and (ii) the $7.0 million fair value of the $7.3 million contingent consideration arrangement described below; offset by (iii) $1.8 million of other purchase price adjustments. We agreed to make potential additional cash payments to the respective former shareholders aggregating up to approximately $7.3 million, contingent upon the achievement of certain performance targets over periods extending through June 2021, the fair value of which was estimated to be $7.0 million at the acquisition date.

The purchase price for WebintPro was allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values on the acquisition date, with the remaining unallocated purchase prices recorded as goodwill. The fair value assigned to identifiable intangible assets acquired were determined primarily by using the income approach, which discounts expected future cash flows to present value using estimates and assumptions determined by management.

Among the factors contributing to the recognition of goodwill as a component of the WebintPro purchase price allocation were synergies in products and technologies, and the addition of a skilled, assembled workforce. The $11.9 million of goodwill is not deductible for income tax purposes.

Transaction and related costs directly related to the acquisition of WebintPro, consisting primarily of professional fees and integration expenses, totaled $0.4 million and $0.3 million for the years ended January 31, 2021 and 2020, respectively, and were expensed as incurred and are included in selling, general and administrative expenses.

Revenue and net income attributable to WebintPro included in our consolidated statement of operations for the year ended January 31, 2020 was immaterial.

The following table sets forth the components and the final allocation of the purchase price for our acquisition of WebintPro, including adjustments identified subsequent to the valuation date, none of which were material:

(in thousands)	Amount
Components of Purchase Price:
Cash	$18,843
Fair value of contingent consideration	7,023
Other purchase price adjustments	(1,761)
Total purchase price	$24,105

Allocation of Purchase Price:
Net tangible assets (liabilities):
Accounts receivable	$2,160
Other current assets, including cash acquired	7,921
Other assets	2,757
Current and other liabilities	(3,220)
Contract liabilities—current and long-term	(554)
Deferred income taxes	(1,342)
Net tangible assets	7,722
Identifiable intangible assets:
Customer relationships	1,452
Developed technology	1,360
Trademarks and trade names	367
Non-compete agreements	1,307
Total identifiable intangible assets	4,486
Goodwill	11,897
Total purchase price allocation	$24,105

The acquired customer relationships, developed technology, trademarks and trade names, and non-compete agreements were assigned estimated useful lives of five years, five years, three years, and three years, respectively, the weighted average of which is approximately 4.4 years. The acquired identifiable intangible assets are being amortized on a straight-line basis, which we believe approximates the pattern in which the assets are utilized, over their estimated useful lives.

Other Business Combination Information

The acquisition date fair values of contingent consideration obligations associated with business combinations are estimated based on probability adjusted present values of the consideration expected to be transferred using significant inputs that are not observable in the market. Key assumptions used in these estimates include probability assessments with respect to the likelihood of achieving the performance targets and discount rates consistent with the level of risk of achievement. At each reporting date, we revalue the contingent consideration obligations to their fair values and record increases and decreases in fair value within selling, general and administrative expenses in our consolidated statements of operations. Changes in the fair value of the contingent consideration obligations result from changes in discount periods and rates, and changes in probability assumptions with respect to the likelihood of achieving the performance targets.

For the years ended January 31, 2022, 2021, and 2020, we recorded benefits of $0.2 million, $3.7 million, and $5.4 million, respectively, within selling, general and administrative expenses for changes in the fair values of contingent consideration obligations associated with business combinations. All remaining contingent consideration obligations associated with business combinations were fully paid during the financial year ended January 31, 2022. The remaining contingent consideration obligations associated with business combinations was $2.9 million at January 31, 2021, all of which was recorded within accrued expenses and other current liabilities.

Payments of contingent consideration earned under these agreements were $2.7 million, $4.9 million, and $3.4 million for the years ended January 31, 2022, 2021, and 2020, respectively.